EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF WIDFIT INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Widfit Inc. for the quarter ended March 31, 2022, the undersigned, Shahira Wely, President and Chief Executive Officer of Widfit Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of Widfit Inc.

Date: August 15, 2022	By:	/s/ Shahira Wely
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)